UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2024

P2 SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-91190	98-0234680
State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

13718 91 Avenue, Surrey, British Columbia, Canada	V3V 7X1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (778) 321-0047

_______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Securities registered pursuant to section 12(g) of the Act:

None

(Title of class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On June 3, 2024, P2 Solar, Inc. (the "Company") dismissed GreenGrowth CPAs ("GreenGrowth") as its independent registered public accounting firm. The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Board of Directors.

GreenGrowth was engaged on October 30, 2023, and reviewed the Company’s interim financial statements as of September 30, 2023, and December 31, 2023. GreenGrowth did not audit any of the Company’s financial statements for any fiscal year.

Gries & Associates LLC ("Gries") audited the Company’s consolidated financial statements for the fiscal year ended March 31, 2023, and reviewed the Company’s interim financial statements as of June 30, 2023. On October 11, 2023, Gries sold its business to GreenGrowth, and GreenGrowth became the Company’s auditor on October 30, 2023.  However, Gries was subsequently deregistered by the Public Company Accounting Oversight Board (PCAOB), necessitating a re-audit of the financial statements for the fiscal year ended March 31, 2023.

During the periods reviewed by GreenGrowth and Gries, there were (i) no disagreements with GreenGrowth or Gries on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GreenGrowth or Gries, would have caused them to make reference thereto in their reports on the financial statements for such periods, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GreenGrowth with a copy of the disclosures it is making in this Form 8-K and has requested that GreenGrowth furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of GreenGrowth’s letter, dated June 6, 2024, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On June 5, 2024, the Company engaged Bansal & Co. LLP ("Bansal") as its new independent registered public accounting firm to audit the financial statements for the fiscal years ended March 31, 2023, and March 31, 2024. The engagement of Bansal was approved by the Audit Committee of the Company's Board of Directors and the Board of Directors.

During the two most recent fiscal years ended March 31, 2023, and March 31, 2024, and the subsequent interim period through June 6, 2024, neither the Company nor anyone on its behalf consulted with Bansal regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Bansal concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter from GreenGrowth CPAs

* Filed Herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P2 SOLAR, INC.

Date: June 11, 2024	/S/ Raj-Mohinder Singh Gurm
Raj-Mohinder S. Gurm, Chief Executive Officer
(Principal Executive Officer)

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